COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2014
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES

In addition to the milestone and royalty payment commitments under The CRI Asset Purchase Agreement, discussed in Note 2 and the annual royalty payments in connection with the Semprae acquisition discussed in Note 3 we have the following additional commitments and contingencies.

Employment Agreements

On January 22, 2013, the Company entered into an employment agreement (the “Damaj Employment Agreement”) with Dr. Damaj to serve as its President and Chief Executive Officer, which was amended on January 21, 2015. On January 21, 2015, the Company and Lynnette Dillen (“Dillen” and together with Damaj, the “Executives”) entered into an employment agreement (the “Dillen Employment Agreement” and together with the Damaj Employment Agreement, the “Employment Agreements”) to continue to serve as the Company’s Executive Vice President and Chief Financial Officer.

The Damaj Employment Agreement has an initial term of five years, which term will be extended by an additional year on the fourth and each subsequent anniversary. Dr. Damaj earned a base salary of $375,000 for the first year, increasing to $440,000 in the second year and increasing a minimum of 10% per year thereafter. Dr. Damaj’s salary will be accrued and not paid for so long as payment of such salary would jeopardize the Company’s ability to continue as a going concern, in Dr. Damaj’s sole determination. The Dillen Employment Agreement has an initial term of five years, which term will be extended by an additional year on the fourth and each subsequent anniversary of Dillen’s start date of

February 6, 2014 (the “Start Date”). Dillen receives a base salary of $250,000 per annum (which was increased from $200,000 per annum for the first six months from the Start Date).

Pursuant to the Employment Agreements, Damaj and Dillen will have annual cash bonus targets equal to 75% and 30%, respectively, of base salary, based on performance objectives established by the board of directors, with the board of directors determining the amount of the annual bonus. In addition, Dillen will receive a bonus of $100,000 upon our successful listing on The NASDAQ Stock Market, and subject to board of directors approval, a restricted-stock unit grant of 100,000 shares of common stock. Further, upon us completing of raising $4 million in financing, Dillen will receive a bonus of $100,000.

Upon termination of the Employment Agreements for any reason, the Executives will receive (i) a pro-rata bonus during that fiscal year based on the number of days employed during that fiscal year and (ii) Company group medical, dental and vision insurance coverage for such Executive and their dependents for 12 months (six months for Dillen) paid by the Company. Upon separation, the Executives are also entitled to certain severance benefits.

Operating Leases

We have an operating lease for our corporate office facility located in San Diego, California for approximately $7,270 per month through January 15, 2016.

Litigation

The Company is party to certain legal actions arising out of the normal course of its business. In our opinion, none of these actions will have a material effect on the Company’s operations, financial condition, or liquidity.